UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.[ ])

Filed by the Registrant			[ X ]
Filed by a Party other than the Registrant			[ ]
Check the appropriate box:
[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement

[X] Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

USAA MUTUAL FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[	]	Fee paid previously with preliminary materials.
[	]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed

PROXIES 2017:

PROXY 1

PROPOSAL 1: elect or re-elect trustees and

PROXY 2

Approve an amendment to the Investment Advisory Agreement PROPOSAL 1: to change the USAA Intermediate-Term Bond Fund’s performance fee benchmark index, PROPOSAL 2: eliminate performance fee for USAA Cornerstone Moderate Fund and reduce management fee to 0.59%, and PROPOSAL 3: eliminate performance fee for USAA Cornerstone Moderately Aggressive Fund and reduce management fee to 0.59%.

The entire contents of this document are for training purposes only and may not be shared with the public.

January, 2017

Chris Smith

Director, IMCO Product Management

480-254-9503

PROXIES 2017

PURPOSE OF THE PROXIES

There will be two separate proxy campaigns. In the first proxy campaign, shareholders are being asked to re-elect existing trustees and elect new trustee nominees. In the second proxy campaign, shareholders are being asked to approve an amendment to the investment advisory agreement to (1) change USAA Intermediate-Term Bond Fund’s performance fee benchmark index, (2) eliminate the performance fee for USAA Cornerstone Moderate Fund and reduce the management fee by 6 basis points to 0.59%, and (3) eliminate the performance fee for USAA Cornerstone Moderately Aggressive Fund and reduce the management fee by 6 basis points to 0.59%.

<Link to Proxy>

PROPOSALS

    *   Proxy 1 -  PROPOSAL 1 - Elect Trustees (all shareholders).

At least two-thirds of the Trustees must be elected by the shareholders. The Board of Trustees currently is comprised of seven (7) Trustees, two (2) of which have not been elected by shareholders. The Board has determined to expand the size of the Board to eight (8) Trustees, and therefore, previously unelected Trustees must be presented to shareholders for election to comply with the two-thirds requirement.

    *    Proxy 2 - PROPOSAL 1 – To approve an amendment to the Investment Advisory Agreement between USAA Asset Management Company and the Trust (Advisory Agreement) with respect to the USAA Intermediate-Term Bond Fund to change the Fund’s benchmark index for purposes of calculating the performance-based component of its investment advisory fees. (Only shareholders of the USAA Intermediate-Term Bond Fund will vote on this proposal.)

    *    Proxy 2 - PROPOSAL 2 – To approve an amendment to the Advisory Agreement with respect to the USAA Cornerstone Moderate Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base fee from 0.65% to 0.59%. (Only shareholders of the USAA Cornerstone Moderate Fund will vote on this proposal.)

    *    Proxy 2 - PROPOSAL 3 – To approve an amendment to the Advisory Agreement with respect to the USAA Cornerstone Moderately Aggressive Fund to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base fee from 0.65% to 0.59%. (Only shareholders of the USAA Cornerstone Moderately Aggressive Fund will vote on this proposal.)

PROXY MAILING

There are two proxy campaigns containing two sets of documents. One set contains the proposal for trustee election for all 54 of the USAA mutual funds. The second set contains a separate proposal solely for the three funds listed above. Therefore, there are two different mailing dates for the proxies.

The proxy statement that relates to the three funds will begin being delivered to mutual fund shareholders after January 27. Each shareholder will receive a full proxy packet that will include a cover letter, Q&A, Notice and Proxy Statement, proxy ballot, and return envelope).

The Proxy Statement that relates to all 54 funds regarding trustee election will begin being delivered to mutual fund shareholders after February 3 via a “Notice and Access” Card unless the shareholder has requested to opt out of the Notice and Access process. In that instance, they would receive a full proxy packet. The Notice and Access Card provides instructions for accessing the full proxy packet on the internet, or requesting a paper or email copy of the materials.

         *   EACH CARD WILL HAVE ITS OWN SPECIFIC CONTROL NUMBER.

         *   ALL MATERIAL WILL BE MAILED IN ONE ENVELOPE.

ELIGIBLE TO VOTE

Shareholders of record of each of the 54 USAA mutual funds and all share classes as of the close of business on January 12, 2017, are entitled to vote on Proxy 1.

Shareholders of record of the USAA Intermediate-Term Bond Fund, USAA Cornerstone Moderately Aggressive Fund, and USAA Cornerstone Moderate Fund as of the close of business on January 12, 2017, are entitled to vote on the applicable Proposal within Proxy 2.

Each share is entitled to one vote (with proportionate voting for fractional shares).

SHAREHOLDER MEETINGS

The Shareholder Meetings are scheduled to take place on Wednesday, March 22, 2016, at 2 p.m. (Trustee Election), and 2:30 p.m. (Advisory Agreement Amendment) Central time in the Joe Robles Auditorium on the USAA campus.

PROXY VOTING

Shares represented by duly executed proxies will be voted in accordance with shareholders’ instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted “FOR” each of the proposals. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Funds receive a specific written notice to the contrary from any one of them.

Required Shareholder Vote

With respect to the election of Trustees, 30% of the total shares of the Trust entitled to vote, represented in person or by proxy, are required to constitute a quorum at the Meeting. With respect to the other proposals, 30% of the total shares of each respective Fund entitled to vote, represented in person or by proxy, are required to constitute a quorum at the Meeting.

Shareholders of the Trust will vote at the first Meeting as a single class on the election of Trustees. The nominees for Trustees of the Trust receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected, provided a quorum is present.

Shareholders of each respective Fund (Intermediate-Term Bond, Cornerstone Moderate, and Cornerstone Moderately Aggressive Funds) will vote at the second Meeting as separate series of the Trust on Proposals 1, 2, and 3. Approval of the amendment to the Advisory Agreement for each respective Fund requires the affirmative vote of (a) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Ways to Vote

You may vote in one of three ways:

➢	complete and sign the proxy ballot and mail it in the prepaid return envelope (if mailed in the United States);
➢	vote on the Internet at the website address listed on your proxy ballot; or

➢	call the toll-free number printed on the proxy ballot.

Please note that to vote, you will need the “control number” that is printed on your Proxy card or Notice and Access card.

Note: The only way to vote a Notice and Access Card is via the internet or in person (because you need to have read the proxy statement; and if you don’t receive it, you can’t vote via phone). However, if a shareholder receives a Notice and Access Card and doesn’t wish to vote via the internet, they can call the telephone number or send an email to the address on the card and a full packet will be mailed to them with a proxy ballot for them to cast their vote and return. They will then have the choice of voting via mail or telephone, as described above.

Request for Proxy Packet

If a member requests a new proxy packet be sent or resent:

1.	MSR should obtain member name and account number
2.	Email: Provide information to POC: Chris Smith :Product Director
3.	Set expectations that mailed packets are sent 1st class mail and will take several business days to arrive.

FOR INTERNAL USE ONLY:  May be shared with USAA employees only.